Exhibit 99.1

MedTech Acquisition Corporation Adjourns Special Meeting of Stockholders

NEW YORK, August 2, 2023 – MedTech Acquisition Corporation (Nasdaq: MTAC) (“MedTech” or the “Company”) today announced that it convened and then adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”). The Special Meeting is being held to vote on certain proposals related to the proposed business combination (the “Business Combination”) with TriSalus Life Sciences (“TriSalus”).

The Special Meeting has been adjourned until 11:00 a.m. Eastern Time on August 8, 2023. The Special Meeting will still be held virtually via webcast, and stockholders may attend and participate online by visiting https://www.cstproxy.com/medtechacquisition/sm2023. Participants will be able to listen to the meeting live, submit questions and vote.

Prior to the Special Meeting, on the morning of August 2, 2023, MTAC filed a Current Report on Form 8-K regarding the written response received by TriSalus from the FDA in reference to a Type B meeting request for TriSalus’ PERIO-01 clinical program. Stockholders may obtain a free copy of the Form 8-K, and other documents containing important information about the Company and TriSalus, through the website maintained by the SEC at www.sec.gov.

In connection with the adjournment of the Special Meeting, the Company has extended the deadline for public stockholders to submit their shares for redemption to 5:00 p.m. Eastern Time on August 4, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the vote at the Special Meeting by requesting that the Company's transfer agent, Continental Stock Transfer & Trust Company, return such shares.

About MedTech Acquisition Corporation

MedTech Acquisition Corporation (Nasdaq: MTAC) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. MedTech has stated a focus on the medical technology industry in the United States and other developed countries.

Participation in Solicitation

The Company and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 22, 2023, and the Definitive Proxy Statement/Prospectus that was filed with the SEC and mailed to the Company’s stockholders on July 18, 2023 (the “Definitive Proxy Statement/Prospectus”). To the extent that holdings of the Company’s securities have changed from the amounts reported in the Definitive Proxy Statement/Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination are included in the Definitive Proxy Statement/Prospectus. Investors and security holders of the Company and TriSalus are urged to carefully read in their entirety the Definitive Proxy Statement/Prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement/Prospectus and other documents containing important information about the Company and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding the Company’s or TriSalus’ expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding the anticipated timing of the Special Meeting and the completion of the Business Combination. These forward-looking statements generally are identified by words such as “intend,” “may,” “plan,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this press release and on the current expectations of the Company’s and TriSalus’ respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following any redemptions by the Company’s public stockholders, and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination on the terms set forth in the Merger Agreement; (v) the failure to satisfy the conditions to the consummation of the private placement of a to-be-authorized class of preferred stock, par value $0.0001 per share, that will be designated as Series A Convertible Stock to close concurrently with the Business Combination and the resulting impact on the amount of capital available to the Company at the potential closing of the Business Combination; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; (viii) the effect of the announcement or pendency of the Business Combination on TriSalus’ business relationships, operating results and business generally; (ix) the risk that the Business Combination disrupts current plans and operations of TriSalus; (x) the outcome of any legal proceedings that may be instituted against TriSalus or the Company related to the Merger Agreement or the Business Combination; (xi) the ability to maintain the listing of the Company’s securities on the Nasdaq; (xii) changes in business, market, financial, political and legal conditions; (xiii) unfavorable changes in the reimbursement environment for TriSalus’ products; (xiv) the ability of the Company or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xvi) TriSalus’ expectations for the timing and results of data from clinical trials and regulatory approval applications; (xvii) costs related to the Business Combination; (xviii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions; and (xix) other risks and uncertainties indicated from time to time in the Definitive Proxy Statement/Prospectus, including those under the “Risk Factors” section therein and in the Company’s other filings with the SEC. The foregoing list of factors is not exclusive.

The Company’s other SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Company, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, TriSalus, or any of their respective representatives gives any assurance that either the Company or TriSalus will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

MedTech Acquisition Corporation

908-391-1288